                                POWER OF ATTORNEY
                    RIVESOURCE LIFE INSURANCE CO. OF NEW YORK

Gumer C. Alvero       Jean B. Keffeler
Lori J. Arrell        Thomas R. McBurney
Timothy V. Bechtold   Jeffrey McGregor
Maureen A. Buckley    Jeryl A. Millner
Rodney P. Burwell     Thomas V. Nicolosi
Robert R. Grew        Michael R. Woodward
Richard N. Bush       David K. Stewart
Ronald L. Guzior

Do hereby jointly and severally authorize Dixie L. Carroll, Scott E. Creutzmann, Chris R. Long, Scott R. Plummer, Christopher O. Petersen, Bruce H. Saul, Tara W Tilbury, Rodney J. Vessels or Daniel J. Weatherly to sign as their attorneys-in-fact and agents any and all documents (i.e., Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief) on behalf of the registrants reflected in the attached list that have been filed with the Securities and Exchange Commission by RiverSource Life Insurance Co. of New York pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, by means of the Security and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to the file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and do hereby ratify such signatures heretofore made by such persons.

It is expressly understood by the undersigned that all to whom this Power of Attorney is presented are hereby authorized to accept a copy, photocopy or facsimile of this authorization with the same validity as the original.

This Power of Attorney may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth. Dated the 22nd day of October, 2008.


/s/ Gumer C. Alvero                     /s/ Jean B. Keffeler
-------------------------------------   ----------------------------------------
Gumer C. Alvero                         Jean B. Keffeler
Director and Senior Vice President --   Director
Annuities


/s/ Lori J. Arrell                      /s/ Thomas R. McBurney
-------------------------------------   ----------------------------------------
Lori J. Arrell                          Thomas R. McBurney
Director                                Director


/s/ Timothy V. Bechtold                 /s/ Jeffrey McGregor
-------------------------------------   ----------------------------------------
Timothy V. Bechtold                     Jeffrey McGregor
Director, President and Chief           Director
executive Officer


/s/ Maureen A. Buckley                  /s/ Jeryl A. Millner
-------------------------------------   ----------------------------------------
Maureen A. Buckley                      Jeryl A. Millner
Director, Vice President,               Director
Chief Operating Officer,
Consumer Affairs Officer, Claims
Officer and Anti-Money Laundering
Officer

/s/ Rodney P. Burwell                   /s/ Thomas V. Nicolosi
-------------------------------------   ----------------------------------------
Rodney P. Burwell                       Thomas V. Nicolosi
Director                                Director


/s/ Richard N. Bush                     /s/ Michael R. Woodward
-------------------------------------   ----------------------------------------
Richard N. Bush                         Michael R. Woodward
Senior Vice President - Corporate Tax   Director


/s/ Robert R. Grew                      /s/ David K. Stewart
-------------------------------------   ----------------------------------------
Robert R. Grew                          David K. Stewart
Director                                Vice President and Controller


/s/ Ronald L. Guzior
-------------------------------------
Ronald L. Guzior
Director

                   RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
               REGISTERED VARIABLE ANNUITY/LIFE INSURANCE PRODUCTS

                                                                       1933 Act No.   1940 Act No.
                                                                       ------------   ------------
RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 1                                       811-07475
Privileged Assets Select Annuity                                       333-139767
RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2                                       811-07511
RiverSource Personal Portfolio Plus 2/RiverSource Personal Portfolio   333-139772
RiverSource Endeavor Select Variable Annuity                           333-139764
RiverSource FlexChoice Select Variable Annuity                         333-144422
RiverSource Innovations Select Variable Annuity                        333-139764
RiverSource Innovations Variable Annuity                               333-139764
RIVERSOURCE OF NEW YORK ACCOUNT 4                                                         811-3500
RiverSource Variable Retirement & Combination Annuities                   2-78194
RiverSource Employee Benefit Annuity                                     33-52567
RiverSource Flexible Annuity                                              33-4174
RIVERSOURCE OF NEW YORK ACCOUNT 7                                                         811-4913
Life Vest Single Premium Variable Life Insurance Policy                  33-10334
RIVERSOURCE OF NEW YORK ACCOUNT 8
RiverSource Succession Select Variable Life Insurance                   333-42257
RiverSource Variable Universal Life Insurance                            33-15290
RiverSource Variable Second-To-Die Life Insurance                        33-62457
RiverSource Variable Universal Life III                                 333-44644
RiverSource Variable Universal Life IV/RiverSource Variable
   Universal Life IV - Estate Series                                    333-44644
RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT                                         811-07623
RiverSource Flexible Portfolio Annuity                                   33-62407

                                                                       1933 Act No.   1940 Act No.
                                                                       ------------   ------------
RiverSource Retirement Advisor Variable Annuity                         333-79311
RiverSource Retirement Advisor Advantage Variable
   Annuity/RiverSource Retirement Advisor Select Plus Variable
   Annuity                                                              333-79311
RiverSource Retirement Advisor Advantage Plus Variable
   Annuity/RiverSource Retirement Advisor Select Plus Variable
   Annuity                                                              333-79311
RiverSource Retirement Advisor 4 Advantage Plus Variable
   Annuity/RiverSource Retirement Advisor 4 Select Plus Variable
   Annuity/RiverSource Retirement Advisor 4 Access Variable Annuity     333-79311
RIVERSOURCE OF NEW YORK ACCOUNT SBS                                                       811-6560
RiverSource Symphony Annuity                                             33-45776